SUPPLEMENTAL INFORMATION Q4 2023 March 5, 2024 Exhibit 99.2

FORWARD LOOKING STATEMENTS In addition to historical information, this presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec- filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding the Russia-Ukraine war, the Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. NON-GAAP FINANCIAL MEASURES (UNAUDITED) To supplement the consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use the following non-GAAP measures, which present operating results on an adjusted basis: (i) Adjusted EBITDA, (ii) Adjusted EBITDA margin, (iii) Restaurant level operating profit and (iv) Restaurant level operating profit margin. Our presentation of these non-GAAP measures includes isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to our ongoing core operating performance. These supplemental measures of performance are not required by or presented in accordance with GAAP. Management believes these non-GAAP measures provide investors with additional visibility into our operations, facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of our ongoing operating performance, help to identify operational trends and allow for greater transparency with respect to key metrics used by management in our financial and operational decision making. Our non-GAAP measures may not be comparable to similarly titled measures used by other companies and have important limitations as analytical tools. These non-GAAP measures should not be considered as an alternative or substitute to net income (loss), income (loss) from operations, or any other performance measures derived in accordance with GAAP, or as alternatives to cash flow from operating activities as a measure of our liquidity. These non-GAAP measures should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. 2 CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

GOOD MORNING!

We are First Watch.

We're the leaders of the **Daytime Dining** category – a segment comprised of culinary-driven concepts operating exclusively during daytime hours. Our performance and successes are achieved during *one* 7½-hour shift, from 7 a.m. to 2:30 p.m.

We serve **made-to-order** breakfast, brunch and lunch using fresh ingredients, and our culture is built around a simple, people-focused mission: "You First."

Our **elevated offering** capitalizes on three long-term consumer trends: the growing breakfast daypart, an increasing demand for fresh, healthy food and the heightened importance of on-demand dining.

We appeal to a **broad mix of customers** across generations from Gen Z to Baby Boomers.

Since 1983, we have delivered sales and unit growth as a result of our broad brand appeal. At the end of the fourth quarter, we operated 524 system-wide restaurants in 29 states, and we believe we're just getting started.



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PERFORMANCE & COMMENTARY Q4 2023

6 Q3 2023 HIGHLIGHTS Highlights for Q4 2023 (14-week quarter) compared to Q4 2022 (13-week quarter): • Total revenues increased 31.7% to $244.6 million in Q4 2023 from $185.7 million in Q4 2022 • System-wide sales increased 26.6% to $296.5 million in Q4 2023 from $234.2 million in Q4 2022 • Same-restaurant sales growth of 5.0%* (up 35.2% relative to Q4 2019**) • Same-restaurant traffic growth of (1.3)%* (up 6.2% relative to Q4 2019**) • Income from operations margin increased to 2.8% in Q4 2023 from 0.8% in Q4 2022 • Restaurant level operating profit margin*** increased to 19.4% in Q4 2023 from 16.7% in Q4 2022 • Net income of $2.6 million in Q4 2023 compared to Net loss of $(0.5) million in Q4 2022 • Adjusted EBITDA*** increased to $24.6 million in Q4 2023 from $15.1 million in Q4 2022 • Opened 19 system-wide restaurants (17 company-owned and 2 franchise-owned) across 15 states • Acquired 6 operating franchise restaurants * Comparison to the fourteen weeks ended January 1, 2023, is provided for enhanced comparability. ** Comparison to the fourteen weeks ended January 5, 2020, is provided for enhanced comparability due to the economic impact of COVID-19. *** See “Non-GAAP Financial Measure Reconciliations” below.

“First Watch achieved a number of significant milestones in 2023 including essentially doubling system-wide sales to more than $1 billion since 2019 and posting nearly $100 million in Adjusted EBITDA. We also eclipsed the meaningful milestone of opening our 500th restaurant, all while delivering high single digit same-restaurant sales growth and positive same-restaurant traffic growth.” “Given the untapped market potential in the Daytime Dining segment, combined with our operational focus and proven portability, we are optimistic about the growth ahead.” Chris Tomasso, First Watch CEO and President 7

A TASTE OF Q3 & Q4

Fall Seasonal Menu | August 21 – October 29









MILLION DOLLAR HARVEST HASH

Freshly seasoned potatoes with Million Dollar Bacon, house-roasted sweet potatoes and Crimini mushrooms, kale and Monterey Jack topped with two cage-free eggs cooked any style, herbed Goat cheese, lemon-dressed arugula and drizzled with Mike's Hot Honey.

PUMPKIN PANCAKE BREAKFAST

Two cage-free eggs cooked any style plus one of our signature spiced Pumpkin Pancakes and a Jones Dairy Farm grilled all-natural savory chicken sausage patty.

BUTTERNUT SQUASH BISQUE

Rich and creamy butternut squash soup sweetened with carrot and a touch of nutmeg. Garnished with all-natural sour cream and fresh herbs.

MINT MOCHA COFFEE

Chocolate and mint topped with a sweet cream cold foam and mini Ghirardelli dark chocolate chips.

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A TASTE OF Q4

Holiday Menu | October 30, 2023 – January 7, 2024









SUNNY SEOUL HASH

Shaved seared pork tossed with freshly seasoned potatoes, diced red bell peppers, kimchi, Cheddar and Monterey Jack. Topped with two cage-free eggs cooked any style, scallions, sesame seeds and gochujang aioli.

STEAK & BACON BREAKFAST BURRITO

Tender seared steak, hardwood smoked bacon, scrambled cage-free eggs, freshly seasoned potatoes, diced red bell peppers, house-roasted onions, seasoned black beans, Cheddar and Monterey Jack. Wrapped in a grilled whole wheat tortilla, covered with Vera Cruz hollandaise and al pastor sauce and topped with fresh avocado, house-pickled red onion, Cotija cheese and cilantro.

CINNAMON CHIP PANCAKE BREAKFAST

Two cage-free eggs cooked any style with a cinnamon chip pancake and your choice of hardwood smoked bacon or chicken, pork or turkey sausage.

GINGERBREAD SPICE DONUTS

Warm cake donut holes tossed with gingerbread spice and lightly dusted with powdered cinnamon sugar. Served with salted caramel toffee sauce and crème anglaise

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Outlook for Fiscal Year 2024 The Company provides the following outlook for the 52-week fiscal year ended December 29, 2024: • Same-restaurant sales growth of 1.0% to 3.0% with flat-to-negative same-restaurant traffic growth • Total revenue growth in the range of 18.0% to 20.0%(1) • Adjusted EBITDA* in the range of $106.0 million to $112.0 million(1) • Blended tax rate in the range of 27.0% to 29.0% • Total of 51 to 57 new system-wide restaurants, net of 1 company-owned restaurant closure (43 to 47 new company-owned restaurants and 9 to 11 new franchise-owned restaurants) • Capital expenditures in the range of $125.0 million to $135.0 million invested primarily in new restaurant projects and planned remodels(2) Long Term Outlook The Company reiterates its long-term annual financial targets as follows: • Percentage unit growth in the low double digits • Same-restaurant sales growth of ~3.5% • Restaurant sales growth in the mid-teens • Adjusted EBITDA percentage growth in the mid-teens The Company also believes that the brand has the potential for more than 2,200 restaurants in the United States. 10 OUTLOOK (1) Includes approximately 7% in total revenue growth and approximately $12.0 million in Adjusted EBITDA associated with completed and announced acquisitions (2) Does not include the capital outlays associated with the acquisition of franchise-owned restaurants * We have not reconciled guidance for Adjusted EBITDA to the corresponding GAAP financial measure because we do not provide guidance for the various reconciling items. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted due to the fact that these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measure is not available without unreasonable effort. OUTLOOK

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

The following table summarizes our results of operations and the percentages of items in our Consolidated Statements of Operations in relation to Total revenues or, where indicated, Restaurant sales for fiscal years 2023, 2022, 2021, the fourteen weeks ended December 31, 2023 and the thirteen weeks ended December 27, 2021 and December 26, 2022:

(in thousands)	FOURTEEN WEEKS December 31, 2023		THIRTEEN WEEKS December 26, 2022		THIRTEEN WEEKS December 27, 2021		FISCAL YEAR 2023		FISCAL YEAR 2022		FISCAL YEAR 2021	
Revenues												
Restaurant sales	$ 241,042	98.5%	$ 182,852	98.4%	$ 160,207	98.5%	$ 877,092	98.4%	$ 719,181	98.5%	$ 592,343	98.5%
Franchise revenues	3,591	1.5%	2,893	1.6%	2,413	1.5%	14,459	1.6%	10,981	1.5%	8,850	1.5%
Total revenues	244,633	100.0%	185,745	100.0%	162,620	100.0%	891,551	100.0%	730,162	100.0%	601,193	100.0%
Operating costs and expenses:												
Restaurant operating expenses (exclusive of depreciation and amortization shown below):												
Food and beverage costs	54,346	22.5%	43,361	23.7%	37,818	23.6%	197,374	22.5%	172,561	24.0%	134,201	22.7%
Labor and other related expenses	81,698	33.9%	63,166	34.5%	52,581	32.8%	294,010	33.5%	238,257	33.1%	189,167	31.9%
Other restaurant operating expenses	36,905	15.3%	28,715	15.7%	25,500	15.9%	134,477	15.3%	114,476	15.9%	94,847	16.0%
Occupancy expenses	18,450	7.7%	15,601	8.5%	14,397	9.0%	68,400	7.8%	59,919	8.3%	55,433	9.4%
Pre-opening expenses	2,850	1.2%	1,845	1.0%	737	0.5%	7,173	0.8%	5,414	0.8%	3,310	0.6%
General and administrative expenses	29,953	12.2%	21,765	11.7%	26,028	16.0%	103,121	11.6%	84,959	11.6%	70,388	11.7%
Depreciation and amortization	12,231	5.0%	8,928	4.8%	8,414	5.2%	41,223	4.6%	34,230	4.7%	32,379	5.4%
Impairments and loss on disposal of assets	741	0.3%	348	0.2%	120	0.1%	1,359	0.2%	920	0.1%	381	0.1%
Transaction expenses (income), net	604	0.3%	537	0.3%	(1,908)	(1.2%)	3,147	0.4%	2,513	0.3%	(1,156)	(0.2%)
Total operating costs and expenses	237,778	97.2%	184,266	99.2%	163,687	100.7%	850,284	95.4%	713,249	97.7%	578,950	96.3%
Income (loss) from operations	6,855	2.8%	1,479	0.8%	(1,067)	(0.7%)	41,267	4.7%	16,913	2.4%	22,243	3.8%
Interest expense	(2,271)	(0.9%)	(1,738)	(0.9%)	(1,443)	(0.9%)	(8,063)	(0.9%)	(5,232)	(0.7%)	(20,099)	(3.3%)
Other income (expense), net	921	0.4%	515	0.3%	(2,310)	(1.4%)	2,871	0.3%	910	0.1%	(1,774)	(0.3%)
Income before income taxes	5,505	2.3%	256	0.1%	(4,820)	(3.0%)	36,075	4.0%	12,591	1.7%	370	0.1%
Income tax (expense) benefit	(2,857)	(1.2%)	(742)	(0.4%)	167	0.1%	(10,690)	(1.2%)	(5,684)	(0.8%)	(2,477)	(0.4%)
Net income (loss)	$ 2,648	1.1%	$ (486)	(0.3%)	$ (4,653)	(2.9%)	$ 25,385	2.8%	$ 6,907	0.9%	$ (2,107)	(0.4%)
Net income (loss)	$ 2,648		$ (486)		$ (4,653)		$ 25,385		$ 6,907		$ (2,107)	
Other comprehensive loss:												
Unrealized loss on derivatives	(1,986)		-		-		(889)		-		-	
Income tax related to other comprehensive loss	494		-		-		222		-		-	
Other comprehensive loss	(1,492)		-		-		(667)		-		-	
Comprehensive income (loss)	$ 1,156		$ (486)		$ (4,653)		$ 24,718		$ 6,907		$ (2,107)	
Net income (loss) per common share - basic	$ 0.04		$ (0.01)		$ (0.08)		$ 0.43		$ 0.12		$ (0.04)	
Net income (loss) per common share - diluted	$ 0.04		$ (0.01)		$ (0.08)		$ 0.41		$ 0.11		$ (0.04)	
Weighted average number of common shares outstanding - basic	59,827,847		59,193,779		57,814,630		59,531,404		59,097,512		48,213,995	
Weighted average number of common shares outstanding - diluted	61,688,871		59,193,779		57,814,630		61,191,613		60,140,045		48,213,995	

(1) Percentages are calculated as a percentage of restaurant sales.

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SELECTED OPERATING DATA

	FOURTEEN WEEKS December 31, 2023		THIRTEEN WEEKS December 26, 2022	THIRTEEN WEEKS December 27, 2021	FISCAL YEAR 2023		FISCAL YEAR 2022	FISCAL YEAR 2021
Operating weeks	14		13	13	53		52	52
System-wide restaurants	524		474	435	524		474	435
Company-owned	425		366	341	425		366	341
Franchise-owned	99		108	94	99		108	94
System-wide sales (in thousands)	$296,533		$234,228	$202,669	$1,103,089		$914,816	$750,674
Same-restaurant sales growth	5.0%	*	7.7%	36.7%	7.6%	**	14.5%	63.0%
Same-restaurant traffic growth	(1.3%)	*	(0.6%)	31.9%	0.2%	**	7.7%	52.6%
Average Unit Volume (in thousands) [1]					$2,250		$2,032	$1,786
Income (loss) from operations (in thousands)	$6,855		$1,479	($1,067)	$41,267		$16,913	$22,243
Income (loss) from operations margin	2.8%		0.8%	(0.7%)	4.7%		2.4%	3.8%
Restaurant level operating profit (in thousands) [2]	$46,793		$30,546	$29,174	$175,658		$128,936	$115,404
Restaurant level operating profit margin [2]	19.4%		16.7%	18.2%	20.0%		17.9%	19.5%
Net income (loss) (in thousands)	$2,648		($486)	($4,653)	$25,385		$6,907	($2,107)
Net income (loss) margin	1.1%		(0.3%)	(2.9%)	2.8%		0.9%	(0.4%)
Adjusted EBITDA (in thousands) [3]	$24,625		$15,102	$14,167	$99,483		$69,278	$66,301
Adjusted EBITDA margin [3]	10.1%		8.1%	8.7%	11.2%		9.5%	11.0%

* Comparison to the 14 weeks ended January 1, 2023, is provided for enhanced comparability.
** Comparison to the 53 weeks ended January 1, 2023, is provided for enhanced comparability.

(1) Average unit volume presented on an annual basis only.
(2) Reconciliations from Income (Loss) from operations and Income (Loss) from operations margin, the most comparable GAAP measures to Restaurant level operating profit and Restaurant level operating profit margin, are set forth in the schedules within the "Non-GAAP Financial Measures" section.
(3) Reconciliations from Net income (loss) and Net income (loss) margin, the most comparable GAAP measures to Adjusted EBITDA and Adjusted EBITDA margin, are set forth in the schedules within the "Non-GAAP Financial Measure Reconciliations" section.

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APPENDIX

ATTRACTIVE NEW UNIT ECONOMICS, FLEXIBLE SIZE, WORKS EVERYWHERE

$2.6M
Year 3 Avg Sales(1)

18-20%
Year 3 Restaurant-Level Operating Profit (1)

~35%
Year 3 Cash-On-Cash Returns(1)(2)

18%+
IRR(3)

Our flexible box size of ~3,800–6,600 sq ft with an average net build-out cost of ~$1.6M allows us to fit in any real estate and supports visibility to 2,200 restaurants

- Demonstrated success of rapid unit growth
- *15.1% system-wide unit CAGR from 2014-2023*
- 524 locations across the U.S. at the 2023 year end
- 99 franchise units with 47 subject to purchase option

SYSTEM-WIDE RESTAURANT COUNT BY STATE AS OF 2023 YEAR END



5
11
6
1
19
7
7
40
19
5
11
4
10
24
1
24
16
31
1
3
20
36
7
1
5
23
63
1
123

Proven portability with restaurants in our top decile spanning 10 states and 20 DMAs

FLORIDA	TEXAS	OHIO	ARIZONA	MISSOURI
123	63	40	31	24
$2.2M AUV	$2.2M AUV	$2.2M AUV	$2.2M AUV	$2.3M AUV

(1) Representative of our target 3-year new units performance, which is comparable to the historical 3-year performance of our new restaurants. (2) Cash-on-Cash Return is defined as Restaurant Level Operating Profit (excluding gift card breakage and deferred rent expense (income)) in the third year of operation (months 25-36 of operation) for company-owned restaurants divided by their cash build-out expenses, net of landlord incentives. (3) The Internal Rate of Return (IRR) is the annual growth rate that makes the net present value (NPV) of all cash flows from the investment zero. IRR represents the minimum yearly return needed for the investment in a new restaurant location to break even over the lease term. Note: Restaurant counts represent system-wide restaurants. AUV metrics by state is for Company-Owned restaurants only, representing trailing 12 months as of the end of Q4 2023.

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15 ** Pre-opening expenses are presented in one line item on the Consolidated Statements of Operations and Comprehensive Income (Loss) Same-Restaurant Sales & Traffic Growth Pre-opening Expenses** HISTORICAL DATA Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Same-Restaurant Sales Growth 12.9% 7.8% 4.8% 5.0% 7.6% 27.2% 13.4% 12.0% 7.7% 14.5% 14.1% 403.5% 46.2% 36.7% 63.0% Same-Restaurant Traffic Growth (Decline) 5.1% (1.2%) (1.9%) (1.3%) 0.2% 21.9% 8.1% 3.7% (0.6%) 7.7% 2.2% 360.9% 40.1% 31.9% 52.6% Comparable Restaurant Base 328 327 327 327 327 305 304 303 301 301 270 270 270 269 269 2023 20212022 (in thousands) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Other restaurant operating expenses 654$ 643$ 1,122$ 1,956$ 4,375$ 648$ 563$ 813$ 1,301$ 3,325$ 724$ 649$ 280$ 402$ 2,055$ Occupancy expenses 382$ 609$ 913$ 894$ 2,798$ 337$ 531$ 677$ 544$ 2,089$ 440$ 250$ 230$ 335$ 1,255$ Total Pre-opening expenses 1,036$ 1,252$ 2,035$ 2,850$ 7,173$ 985$ 1,094$ 1,490$ 1,845$ 5,414$ 1,164$ 899$ 510$ 737$ 3,310$ 2023 2022 2021

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Adjusted EBITDA and Adjusted EBITDA margin

Management uses Adjusted EBITDA and Adjusted EBITDA margin (i) as factors in evaluating management's performance when determining incentive compensation, (ii) to evaluate the Company's operating results and the effectiveness of our business strategies, (iii) internally as benchmarks to compare the Company's performance to that of its competitors and (iv) to provide investors with additional transparency of the Company's operations. The use of Adjusted EBITDA and Adjusted EBITDA margin as performance measures permit a comparative assessment of the Company's operating performance relative to the Company's performance based on the Company's GAAP results, while isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to the Company's ongoing core operating performance.

The adjacent table reconciles Net income (loss) and Net income (loss) margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, respectively, for the periods indicated.

(in thousands)	FOURTEEN WEEKS December 31, 2023	THIRTEEN WEEKS December 26, 2022	THIRTEEN WEEKS December 27, 2021	FISCAL YEAR 2023	FISCAL YEAR 2022	FISCAL YEAR 2021
Net income (loss)	$2,648	($486)	($4,653)	$25,385	$6,907	($2,107)
Depreciation and amortization	12,231	8,928	8,414	41,223	34,230	32,379
Interest expense	2,271	1,738	1,443	8,063	5,232	20,099
Income taxes	2,857	742	(167)	10,690	5,684	2,477
EBITDA	20,007	10,922	5,037	85,361	52,053	52,848
Stock-based compensation (1)	2,218	2,553	7,850	7,604	10,374	8,596
Transaction expenses (income), net (2)	604	537	(1,908)	3,147	2,513	(1,156)
Strategic transition costs (3)	211	367	647	892	2,318	2,402
Impairments and loss on disposal of assets (4)	741	348	120	1,359	920	381
Delaware Voluntary Disclosure Agreement Program (5)	794	149	-	1,250	149	-
Recruiting and relocation costs (6)	50	111	18	465	681	351
Severance costs (7)	-	-	-	26	155	265
Insurance proceeds in connection with natural disasters, net (8)	-	115	-	(621)	115	-
Loss on extinguishment of debt	-	-	2,403	-	-	2,403
COVID-19 related charges (9)	-	-	-	-	-	211
Adjusted EBITDA	$24,625	$15,102	$14,167	$99,483	$69,278	$66,301
Total revenues	$244,633	$185,745	$162,620	$891,551	$730,162	$601,193
Net income (loss) margin	1.1%	(0.3%)	(2.9%)	2.8%	0.9%	(0.4%)
Adjusted EBITDA margin	10.1%	8.1%	8.7%	11.2%	9.5%	11.0%
Additional information						
Deferred rent expense (income) (10)	$515	$507	($48)	$2,090	$2,418	($2,011)

(1) Represents non-cash, stock-based compensation expense which is recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(2) Represents (i) costs incurred in connection with the acquisition of franchise-owned restaurants, (ii) costs related to certain equity offerings, (iii) costs related to restaurant closures, (iv) gains or losses associated with lease or contract terminations and (v) revaluations of contingent consideration payable to previous stockholders for tax savings generated through the use of federal and state loss carryforwards and general business credits that had been accumulated from operations prior to August 2017.
(3) Represents costs related to process improvements and strategic initiatives. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(4) Represents impairment charges and costs related to the disposal of assets due to retirements, replacements, restaurant closures and natural disasters.
(5) Represents estimated probable loss and professional service costs incurred in connection with the Delaware Voluntary Disclosure Agreement Program related to unclaimed or abandoned property. These costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(6) Represents costs incurred for hiring qualified individuals as we assessed the redesign of our systems and processes. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(7) Severance costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(8) Represents insurance recoveries, net of costs incurred, in connection with Hurricane Ian, which were recorded in Other income, net on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(9) Represents costs incurred in connection with the economic impact of the COVID-19 pandemic.
(10) Represents the non-cash portion of straight-line rent expense recorded within both Occupancy expenses and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).

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NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Restaurant level operating profit and Restaurant level operating profit margin

Restaurant level operating profit and Restaurant level operating profit margin are not indicative of our overall results, and because they exclude corporate-level expenses, do not accrue directly to the benefit of our stockholders. We will continue to incur such expenses in the future. Restaurant level operating profit and Restaurant level operating profit margin are important measures we use to evaluate the performance and profitability of each operating restaurant, individually and in the aggregate and to make decisions regarding future spending and other operational decisions. We believe that Restaurant level operating profit and Restaurant level operating profit margin provide useful information about our operating results, identify operational trends and allow for transparency with respect to key metrics used by us in our financial and operational decision-making.

The adjacent table reconciles Income (Loss) from operations and Income (Loss) from operations margin, the most directly comparable GAAP financial measures, to Restaurant level operating profit and Restaurant level operating profit margin, respectively, for the periods indicated.

	FOURTEEN WEEKS	THIRTEEN WEEKS	THIRTEEN WEEKS	FISCAL YEAR		
(in thousands)	December 31, 2023	December 26, 2022	December 27, 2021	2023	2022	2021
Income (loss) from operations	$6,855	$1,479	($1,067)	$41,267	$16,913	$22,243
Less: Franchise revenues	(3,591)	(2,893)	(2,413)	(14,459)	(10,981)	(8,850)
Add:						
General and administrative expenses	29,953	21,765	26,028	103,121	84,959	70,388
Depreciation and amortization	12,231	8,928	8,414	41,223	34,230	32,379
Transaction expenses (income), net [(1)]	604	537	(1,908)	3,147	2,513	(1,156)
Impairments and loss on disposal of assets [(2)]	741	348	120	1,359	920	381
Costs in connection with natural disasters [(3)]	-	382	-	-	382	-
COVID-19 related charges [(4)]	-	-	-	-	-	19
Restaurant level operating profit	$46,793	$30,546	$29,174	$175,658	$128,936	$115,404
Restaurant sales	$241,042	$182,852	$160,207	$877,092	$719,181	$592,343
Income (loss) from operations margin	2.8%	0.8%	(0.7%)	4.7%	2.4%	3.8%
Restaurant level operating profit margin	19.4%	16.7%	18.2%	20.0%	17.9%	19.5%
Additional information						
Deferred rent expense (income) [(5)]	$466	$457	($97)	$1,891	$2,219	($2,075)

(1) Represents (i) costs incurred in connection with the acquisition of franchise-owned restaurants, (ii) costs related to certain equity offerings, (iii) costs related to restaurant closures, (iv) gains or losses associated with lease or contract terminations and (v) revaluations of contingent consideration payable to previous stockholders for tax savings generated through the use of federal and state loss carryforwards and general business credits that had been accumulated from operations prior to August 2017.
(2) Represents impairment charges and costs related to the disposal of assets due to retirements, replacements, restaurant closures and natural disasters.
(3) Represents costs incurred in connection with Hurricane Ian. The costs include inventory obsolescence and spoilage as well as compensation for employees, which were recorded in Food and beverage costs and Labor and other expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).
(4) Represents costs incurred in connection with the economic impact of the COVID-19 pandemic.
(5) Represents the non-cash portion of straight-line rent expense recorded within Occupancy expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).

FIRST WATCH

17

18 The following definitions apply to these terms as used in this presentation: Adjusted EBITDA: a non-GAAP financial measure, is defined as net income (loss) before depreciation and amortization, interest expense, income taxes and items that the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted EBITDA margin: a non-GAAP financial measure, is defined as Adjusted EBITDA as a percentage of total revenues. Average Unit Volume: the total restaurant sales (excluding gift card breakage) recognized in the comparable restaurant base, which is defined as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”), divided by the number of restaurants in the Comparable Restaurant Base during the period. This measurement allows management to assess changes in consumer spending patterns at our restaurants and the overall performance of our restaurant base. Restaurant level operating profit: a non-GAAP financial measure, is defined as restaurant sales, less restaurant operating expenses, which include food and beverage costs, labor and other related expenses, other restaurant operating expenses, pre-opening expenses and occupancy expenses. Restaurant level operating profit excludes corporate-level expenses and items that are not considered in the Company’s evaluation of its ongoing core operating performance. Restaurant level operating profit margin: a non-GAAP financial measure, is defined as Restaurant level operating profit as a percentage of restaurant sales. Same-restaurant sales growth: the percentage change in year-over- year restaurant sales (excluding gift card breakage) for the Comparable Restaurant Base. Same-restaurant traffic growth: the percentage change in traffic counts as compared to the same period in the prior year using the Comparable Restaurant Base. System-wide restaurants: the total number of restaurants, including all company-owned and franchise-owned restaurants. System-wide sales: consists of restaurant sales from our company- owned restaurants and franchise-owned restaurants. We do not recognize the restaurant sales from our franchise-owned restaurants as revenue. DEFINITIONS

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